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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                (Amendment No. 3)


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)  February 6, 2002
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                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        000-22194             36-2815480
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(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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         ITEM 2:  ACQUISITION.

         As previously reported by SPSS Inc. on February 21, 2002, SPSS acquired all of the issued and outstanding shares of capital stock of LexiQuest, S.A. under the terms of a stock purchase agreement, dated as of January 31, 2002, by and among SPSS, LexiQuest and the owners of all of the issued and outstanding shares of capital stock of LexiQuest, as amended by that certain Amendment No. 1 to Stock Purchase Agreement dated March 16, 2002.

         This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on February 21, 2002, as amended by that Form 8-K/A (Amendment No. 1) filed with the SEC on February 27, 2002, as amended by that Form 8-K/A (Amendment No. 2) filed with the SEC on April 22, 2002. This report is being filed to include the Consent of Ernst & Young Audit which was not included in the filing of the Form 8-K/A (Amendment No. 2) on April 22, 2002. Prior to filing, Ernst & Young Audit had orally informed SPSS that it had consented to the use of its Independent Auditors' Report dated April 19, 2002 as contained in the Form 8-K/A. However, the conformed copy of the manually executed Consent was not included in the filing because of a communications error.

         ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.4     Consent of Ernst & Young Audit.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPSS INC.

                                          By: /s/ ROBERT BRINKMANN
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                                              Robert Brinkmann,
                                              Assistant Secretary and Controller
         Dated:  April 23, 2002




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